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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AS REQUIRED BY BLUE SKY LAWS COVERING SUCH TRANSFER, OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT AND BLUE SKY LAWS.



                             WARRANT TO PURCHASE UNITS OF

                                CV THERAPEUTICS, INC.
No. 1995 WE-42                                                 December 21, 1995

    CV THERAPEUTICS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, COOLEY GODWARD CASTRO HUDDLESON & TATUM or any transferee who has received this warrant (the "Warrant") in compliance with applicable law and the terms hereof (the "Holder"), in consideration for cancellation of payments on the outstanding balance due to Holder for services rendered to the Company in the amount of $48,750, is entitled, on or before the Expiration Time (as defined in Section 15 below), to purchase from the Company up to an aggregate of twenty-five thousand (25,000) units (the "Units") at a price of five cents ($0.05) per Unit, subject to adjustment as provided below (the "Exercise Price"), with each Unit consisting of one (1) share of Series E Preferred Stock of the Company (the "Series E Preferred Stock") and one (1) warrant to purchase one-half share of Series E Preferred Stock (a "Series E Warrant"), at an exercise price of two dollars $2.00 per share.

    1. EXERCISE OF WARRANT. The Holder may exercise this Warrant at any time or from time to time on any business day prior to or on the Expiration Time, for the full or any lesser number of Units purchasable hereunder, by surrendering this Warrant to the Company at its principal office, with a duly executed Subscription Form (in substantially the form attached hereto), together with payment of the sum obtained by multiplying the number of Units to be purchased by the Exercise Price then in effect. Promptly after such exercise, the Company shall issue and deliver to or upon the order of the Holder a certificate or certificates for the number of shares of Series E Preferred Stock and Series E Warrants (in substantially the form attached hereto as Exhibit A) issuable upon such exercise. All shares of Series E Preferred Stock and Series E Warrants that may be issued upon exercise of this Warrant will, upon issuance by the Company in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable, and free from all taxes, liens and encumbrances with respect to the issuance thereof (except as set forth in the Company's Restated Certificate of Incorporation or bylaws and any restrictions on sale set forth therein or pursuant to federal or state securities laws). To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all


                                          1.

purposes as the holder of record of the Series E Preferred Stock and Series E Warrants to be issued upon such exercise as of the close of business on such date. Upon any partial exercise, the Company will issue to or upon the order of the Holder a new Warrant for the number of Units as to which this Warrant has not been exercised.

    2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive a number of Units equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Units computed using the following formula:

         X = Y (A - B)
               -------
                  A

    Where     X =  the number of Units to be issued to the Holder

              Y = the number of Units purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of Units purchased under the Warrant being canceled (at the date of such calculation)

              A = the fair market value of one share of the Company's Series E Preferred Stock (at the date of such calculation)

              B =  Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Series E Preferred Stock shall be determined by the Company's Board of Directors in good faith; PROVIDED, HOWEVER, that where there is a public market for the Company's Common Stock, the fair market value per share shall be the product of
(i) the average of the closing prices (or bid prices if there are no such closing prices) of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on The Nasdaq National Market System or on the primary national securities exchange on which the Common Stock is then listed, whichever is applicable, as published in the Western Edition of the Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq System) for the ten (10) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible at the time of such exercise.

    3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Units subject to this Warrant shall be subject to adjustment from time to time as follows:


                                          2.

         3.1  SUBDIVISION OR COMBINATION OF STOCK.

              (a) If at any time or from time to time after the date of this Warrant (the "Issue Date") the Company shall subdivide its outstanding shares of Series E Preferred Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Series E Preferred Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

              (b)  Upon each adjustment of the Exercise Price as provided in
Section 3.1(a) above, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Units (calculated to the nearest whole Unit) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Units pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         3.2 ADJUSTMENT FOR STOCK DIVIDENDS. If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Series E Preferred Stock or securities convertible into shares of Series E Preferred Stock, the Exercise Price and the number of Units to be obtained upon exercise of this Warrant shall be proportionately adjusted to reflect the issuance of any shares of Series E Preferred Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

         3.3 ADJUSTMENT FOR REORGANIZATIONS. In case, at any time prior to the Expiration Time of any capital reorganization, this Warrant shall, after such reorganization, be exercisable so that upon exercise the Holder shall procure, in lieu of each share of Series E Preferred Stock and Series E Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reorganization by the holder of one Unit issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reorganization. The provisions of this Section 3.3 shall similarly apply to successive reorganizations.

         3.4 MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of Units subject to this Warrant need be made if such adjustment would result in a change in the Exercise Price of less than one cent ($0.01) (the "Adjustment Threshold Amount") or a change in the number of subject Units of less than one (1) Unit. Any adjustment less than these amounts which is not made shall be carried forward and shall be made together with any subsequent adjustments, at the time when (a) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (b) the Warrant is exercised.

         3.5 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company


                                          3.

shall, upon written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (a) such adjustments and readjustments, (b) the then effective Exercise Price and number of Units subject to the Warrant, and (c) the then effective amount of securities (other than Series E Preferred Stock and Series E Warrants to purchase Series E Preferred Stock) and other property, if any, which would be received upon exercise of the Warrant.

    4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Series E Preferred Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

    5. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

    6. ELIMINATION OF FRACTIONAL INTERESTS. No fractional share of Series E Preferred Stock shall be issued upon exercise of this Warrant or a Series E Warrant. The Company shall, in lieu of issuing any fractional share of Series E Preferred Stock, pay the Holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise (as determined in good faith by the Board of Directors of the Company). The Company shall not be required to issue Series E Warrants representing fractions of shares of stock. Solely with respect to the issuance of Series E Warrants upon exercise of this Warrant, fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of stock.

    7. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Series E Preferred Stock and other stock, securities and property as from time to time are receivable upon the exercise of this Warrant. If at any time the number of authorized but unissued shares of Series E Preferred Stock shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series E Preferred Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that all shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue of such shares (other than taxes in respect of any transfer occurring contemporaneously with such exercise and payment or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock


                                          4.

certificates to execute and issue the necessary certificates for shares of Series E Preferred Stock (and shares of Common Stock issuable upon conversion of such Series E Preferred Stock) and Series E Warrants upon the exercise of this Warrant and covenants that all such shares and Series E Warrants, when issued, sold and delivered in accordance with the terms of this Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Warrant and applicable state and federal securities laws.

    8. NOTICES OF RECORD DATE. Upon (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any transfer of all or substantially all the assets of the Company to any other person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or (c) the first fully underwritten public offering of the Company's Common Stock such as will cause this Warrant to expire, the Company shall mail to each Holder at least fifteen (15) days, or such longer period as is required by law, prior to the record date or the closing date of the first fully underwritten public offering specified therein, a notice specifying
(i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution,
(ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, (iii) the closing date of the fully underwritten public offering, and (iv) the date, if any, that is to be fixed as to when the holders of record of Series E Preferred Stock (or other securities at that time receivable upon exercise of this Warrant) shall be entitled to exchange their shares of Series E Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

    9. EXCHANGES OF WARRANT. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company at its principal office, the Company, at its expense, will issue and deliver a new Warrant or Warrants calling in the aggregate for the same number of Units in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; provided that any transfer of the Warrant shall be subject to the conditions on transfer set forth herein.

    10. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation hereof, the Company, at its expense, shall issue a replacement.

    11. NOTICES. Except as provided in Section 8 above, all notices and other communications from the Company to the Holder shall be mailed by overnight courier, by first-class, registered or certified mail, postage prepaid, to the address furnished to the Company in


                                          5.

writing by the last Holder who has furnished an address to the Company in writing or confirmed facsimile. Notice shall be deemed given one (1) day after deposit with an overnight courier service, upon receipt of confirmed facsimile, three (3) days after deposit in the mails as aforesaid or upon delivery if personally delivered.

    12. CHANGE; WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

    13. HEADINGS. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof.

    14. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of California as applied to contracts entered into between California residents and to be performed entirely in the State of California.

    15. EXPIRATION TIME. This Warrant will be wholly void and of no effect after the time (the "Expiration Time") which is the earlier of (a) 5:00 p.m.
(San Francisco time) December     , 2000; (b) the closing of the first
underwritten public offering of Common Stock of the Company pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), at a per share price of five dollars ($5.00) or greater (as adjusted for any stock dividends, combinations or splits with respect to such stock); or (c) a merger, reorganization or sale of substantially all of the assets of the Company at a price per share of five dollars $5.00 or greater (as adjusted for any stock dividends, combinations or splits with respect to such stock) in which the stockholders of the Company immediately prior to the transaction possess less than 50% of the voting securities of the surviving entity (or its parent, if any), provided that, if the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the city of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next succeeding full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.

    16. TRANSFER RESTRICTIONS. The Company is relying upon an exemption from registration of this Warrant and the shares of Series E Preferred Stock and Series E Warrants issuable upon exercise hereof under the Act and applicable state securities laws. The Holder by acceptance hereof represents that the Holder understands that neither this Warrant nor the Series E Preferred Stock and Series E Warrants issuable upon exercise hereof (or shares of any security into which the Series E Preferred Stock may be converted) has been registered with the Securities and Exchange Commission nor under any state securities law, and that neither this Warrant nor the Series E Preferred Stock and Series E Warrants issuable upon exercise hereof (or shares of any security into which the Series E Preferred Stock may be converted) can be sold or transferred unless registered under the Act and under any applicable state securities laws, or unless an exemption from such registration is available. By acceptance hereof, the Holder represents and warrants that (a) the Holder is acquiring the Warrant (and the shares of Series E Preferred Stock and Series E Warrants or other securities issuable upon exercise hereof) for


                                          6.

Holder's own account for investment purposes and not with a view to distribution, (b) the Holder has received all such information as the Holder deems necessary and appropriate to enable the Holder to evaluate the financial risk inherent in making an investment in the Company, and satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, (c) the Holder understands that Holder's acquisition of Series E Preferred Stock and Series E Warrants upon exercise hereof will be a highly speculative investment, (d) the Holder is able, without impairing its financial condition, to hold such Series E Preferred Stock and Series E Warrants for an indefinite period of time and to suffer a complete loss of the Holder's investment, and (e) the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of acquisition of this Warrant and the Series E Preferred Stock and Series E Warrants issuable upon exercise hereof and of making an informed investment decision with respect thereto. Each certificate representing shares of Series E Preferred Stock or other securities and each Series E Warrant issued upon exercise of this Warrant shall have conspicuously endorsed on its face, at the time of its issuance, such legends as counsel to the Company deems necessary or appropriate, including without limitation the legend set forth on the top of the face page of this Warrant. In addition to those restrictions on transfer imposed by the Act and other applicable securities laws, this Warrant may not be sold or transferred unless to (i) an underwriter acceptable to the Company for immediate exercise by such underwriter in connection with a fully underwritten public offering of the Company's Common Stock underlying this Warrant, (ii) any entity who acquires the Holder or substantially all of its assets, or (iii) an Affiliate of the Holder (as that term is defined in Rule 144(a)(1) of the Act).

    17. REGISTRATION RIGHTS. The Company shall undertake to amend that certain Amended and Restated Investor Rights Agreement, dated September 8, 1995, by and among the Company and those certain parties identified therein (the "Rights Agreement"), in accordance with the provisions of Section 6.8 of such agreement, to include the Holder as a party thereto and to include the Series E Preferred Stock purchasable upon exercise of this Warrant and the Series E Warrants as "Shares" under Section 2.8 of the Rights Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.

                                       CV THERAPEUTICS, INC.


                                       By:  /s/ Thomas L. Gutshall
                                          ------------------------------------
                                            Thomas L. Gutshall
                                            President


                                          7.

                                  SUBSCRIPTION FORM

[To be executed if holder desires to exercise the Warrant]


    The undersigned, holder of this Warrant, (1) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase
thereunder,                Units of CV Therapeutics, Inc. provided for therein,
(2) makes payment in full of the purchase price of such Units, (3) requests that certificates and warrants of such Units be issued in the name of



     ----------------------------------------------------------------------
                           (Please print name and address)


     ----------------------------------------------------------------------
             (Please insert social security or other identifying number)

and (4) if said number of shares shall not be all the shares purchasable thereunder, requests that a new Warrant for the unexercised portion of this Warrant be issued in the name of and delivered to:

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                           (Please print name and address)



Dated:
             ----------------------

Signature:    ----------------------

                                       By:
                                          ------------------------------


                                          8.